UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 1, 2005
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                              BMW FS Securities LLC
                         BMW Vehicle Owner Trust 2002-A
                           (Exact name of Registrant)


       Delaware                       333-56802                    22-3784653
       Delaware                       333-56802-02                 51-6564395
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(State of Incorporation)         (Commission File No.)           (IRS Employer
                                                                Identification
                                                                    Number)

                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07677
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (201) 307-4000
         --------------------------------------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On May 1, 2005, John Christman resigned from the position of President of BMW FS Securities LLC.


BMW FS Securities LLC has appointed Edward A. Robinson to the position of President, effective May 1, 2005.


The information required by Items 401(b), (d), (e) and Item 404(a): Not applicable.


A brief description of the material terms of any employment agreement between the registrant and the officer: Not applicable.















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
                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                          BMW FS Securities LLC
                                          BMW Vehicle Owner Trust 2002-A


Date: May 1, 2005                         By: /s/ Joe Dynia
                                              -----------------------------
                                              Joe Dynia
                                              Authorized Signatory


















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